[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended August 31, 1997 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of September, 1997.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                                      August 1997

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   3,400,127.42    1,462,371.14              0.00
Investment Earnings                                                      81,781.78      16,411.16       7,411.63
Deposit to Collections                                                        0.00                          0.00
Withdraw in Excess of Required Balance                                                                (43,544.87)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  19,619,527.87
Add: Servicer Advances [4.3 b]                                        1,290,416.08
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]               (539,389.51)

Less: Investment Earnings to Newcourt [4.2 e]                           (81,781.78)    (16,411.16)     (7,411.63)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (20,370,554.44)                                  20,370,554.44

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (170,006.37)                                     170,006.37
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  20,200,548.07
     (1) Class A Interest [4.3 d iv A]                               (1,687,374.50)
     (2) Class B Interest [4.3 d iv B]                                  (97,606.00)
     (3) Class A Principal [4.3 d iv C]                             (17,511,725.34)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (182,955.04)
     (5) Class C Interest [4.3 d iv E]                                 (120,063.81)
     (6) Class B Principal [4.3 d iv F]                                (391,889.21)
     (7) Class C Principal [4.3 d iv G]                                (391,889.21)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (20,370,554.44)                                    170,006.37

Ending Balance                                                                0.00   3,217,172.38   1,418,826.27             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          4,145,239.41       7,056,459.26      8,998,849.40
     (1) Class A Interest [4.3 d iv A]                                         361,730.17         626,900.27        698,744.06
     (2) Class B Interest [4.3 d iv B]                                          22,693.95          35,970.70         38,941.35
     (3) Class A Principal [4.3 d iv C]                                      3,817,341.71       6,384,374.43      7,310,009.20
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          27,274.93          43,985.39         48,803.49
     (6) Class B Principal [4.3 d iv F]                                         87,563.25         143,761.56        160,564.40
     (7) Class C Principal [4.3 d iv G]                                         87,563.25         143,761.56        160,564.40
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 4,404,167.26       7,378,753.91      8,417,626.90

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                            August 1997

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               73,011,800.89      124,038,412.04     151,637,852.56
    Less: Previous Period's Prepayments                                      1,430,903.30        2,380,033.03       2,872,750.03
    Less: Previous Period's Defaults                                           419,017.07          706,590.23         866,030.05

    Prior Month Series ADCB (reported this period)                          71,161,880.52      120,951,788.78     147,899,072.48

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       63,928,749.20      109,502,230.11     134,373,857.13
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      361,730.17          626,900.27         698,744.06
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       361,730.17          626,900.27         698,744.06

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       63,928,749.20      109,502,230.11     134,373,857.13
    Prior Months Series ADCB                                                71,161,880.52      120,951,788.78     147,899,072.48
    Current Months Series ADCB                                              68,972,799.33      117,357,749.79     143,884,962.43
                                                                            -------------      --------------     --------------
                                                  Difference                 2,189,081.19        3,594,038.99       4,014,110.05
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    2,013,954.69        3,306,515.87       3,692,981.25

    Current Prepayments                                                      1,422,973.84        2,432,198.85       2,834,229.45
    Current Defaults                                                           380,413.18          645,659.71         782,798.50

                                                  Class A Total Due          3,817,341.71        6,384,374.43       7,310,009.20

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    3,817,341.71        6,384,374.43       7,310,009.20

    Class A Principal Distribution                                           3,817,341.71        6,384,374.43       7,310,009.20

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            60,111,407.49      103,117,855.68     127,063,847.93

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             60,111,407.49      103,117,855.68     127,063,847.93

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,616,565.51       5,724,779.27        6,762,607.68
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       22,693.95           35,970.70          38,941.35
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        22,693.95           35,970.70          38,941.35

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                                     August 1997

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,616,565.51        5,724,779.27       6,762,607.68
    Prior Months Series ADCB                                                71,161,880.52      120,951,788.78     147,899,072.48
    Current Months Series ADCB                                              68,972,799.33      117,357,749.79     143,884,962.43
                                                                            -------------      --------------     --------------
                                                  Difference                 2,189,081.19        3,594,038.99       4,014,110.05
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       87,563.25          143,761.56         160,564.40

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             87,563.25          143,761.56         160,564.40

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       87,563.25          143,761.56         160,564.40

    Class B Principal Distribution                                              87,563.25          143,761.56         160,564.40

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Disbribution             3,529,002.26        5,581,017.71       6,602,043.28

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,529,002.26        5,581,017.71       6,602,043.28

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,616,565.51        5,724,779.27       6,762,607.68
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       27,274.93           43,985.39          48,803.49
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        27,274.93           43,985.39          48,803.49

    Class C Interest Paid                                                       27,274.93           43,985.39          48,803.49
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,616,565.51        5,724,779.27       6,762,607.68
    Prior Months Series ADCB                                                71,161,880.52      120,951,788.78     147,899,072.48
    Current Months Series ADCB                                              68,972,799.33      117,357,749.79     143,884,962.43
                                                                            -------------      --------------     --------------
                                                  Difference                 2,189,081.19        3,594,038.99       4,014,110.05
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       87,563.25          143,761.56         160,564.40

    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       87,563.25          143,761,56         160,564.40

    Class C Principal Distribution                                              87,563.25          143,761,56         160,564.40

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,529,002.26        5,581,017.71       6,602,043.28

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,529,002.26        5,581,017.71       6,602,043.28

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                             August 1997



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     340,012,741.78
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                       170,006.37
    Servicer Fee Due                                                           170,006.37
    Current Servicing Fee Arrearage                                                  0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   3,400,127.42
    Series ADCB                                         321,717,238.02
    Required Balance (Series ADCB* 1.00%)                 3,217,172.38
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (182,955.04)
    Ending Reserve Account Balance                        3,217,172.38
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,462,371.14
    Required Balance                                      1,418,826.27
    Withdraw from Cash Collateral Account                   (43,544.87)

                                                               August 1997

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Months Rolling Avg. ADCB                           340,359,317

            Delinquency Ratio                                          0.75%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.41%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 month prior  3 month prior  4 month prior  5 month prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    2,670,784   359,377,972      0.74%         0.26%
                   1 month prior     2,499,295   340,012,742      0.74%         0.24%
                   Current           2,441,176   321,717,238      0.76%         0.24%
                                                                  ----          ----
                                                                  0.75%         0.75%

                                    Delinquency Ratio:            0.75%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior     150,669    409,216,492     0.04%
                   4 months prior      57,652    388,623,503     0.01%
                   3 months prior     117,851    374,812,223     0.03%
                   2 months prior     160,559    359,377,972     0.04%
                   1 month prior      161,819    340,012,742     0.05%
                   Current            106,478    321,717,238     0.03%
                                      -------  -------------    -----
                                      755,028  2,193,760,170     0.03%

                   Average ADCB                              365,626,695
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                                   ----
                   1% of Average ADCB                          3,656,267
                   Sum of Charge-Offs *2                       1,510,056
                   Annualized Charge-Off Ratio:                    0.41%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       3,217,172
                   Series Allocation Percentage                   20.52%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          7,058,005
                                                               ---------
                                                               7,718,182

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   3,217,172
                   Series Allocation Percentage                   34.93%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         11,162,036
                                                               ---------
                                                              12,285,859

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   3,217,172
                   Series Allocation Percentage                   44.55%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         13,204,087
                                                              ----------
                                                              14,637,258

Newcourt Receivables Asset Trust                             August 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          60,111,407     103,117,856   127,063,848
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.502365101     0.607251234   0.675250613
  Principal Factor (per thousand):         31.902418111    37.596973172  38.847306115
  Interest Factor (per thousand):           3.023063693     3.691756004   3.713309197

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,529,002     5,581,018     6,602,043
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.678332073    0.755919884   0.806954785
  Principal Factor (per thousand):         16.831091770   19.471757209  19.625471296
  Interest Factor (per thousand):           4.362149133    4.872044634   4.759724738


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,529,002     5,581,018     6,602,043
  Initial C Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.678332073    0.755919884   0.806954785
  Principal Factor (per thousand):         16.831091770   19.471757209  19.625471296
  Interest Factor (per thousand):           5.242688569    5.957592800   5.965154743


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              305,539,717    321,717,238     94.97%
  31-60 Days Past Due   13,736,345    321,717,238      4.27%
  61-90 Days Past Due    2,441,176    321,717,238      0.76%
